                                                                   EXHIBIT 99(d)

                                                                  EXECUTION COPY

                    SUBSCRIPTION AGREEMENT dated as of October 23, 2002, between each of the entities named in Schedule I hereto (each, a "PURCHASER" and, together, the "PURCHASERS") and WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda ("WTM").

          WHEREAS WTM desires to sell to each Purchaser, and each Purchaser desires to purchase from WTM, common shares of WTM, par value $1.00 per share (the "SECURITIES") upon the terms and subject to the conditions set forth in this agreement (the "AGREEMENT"); and

          WHEREAS pursuant to this Agreement and subject to and conditioned upon the terms and provisions hereof, the parties desire to set forth certain rights and obligations of the Purchasers with respect to the Securities acquired by the Purchasers pursuant hereto, and WTM and each of the Purchasers wish to make various additional agreements, all as expressly set forth below.

          NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          "CLOSING" shall have the meaning given to such term in Article IV.

          "CLOSING DATE" shall have the meaning given to such term in
Article IV.

          "EXCLUDED LIENS" means Liens imposed by or arising from this Agreement.

          "LIENS" means liens, security interests, claims, pledges and encumbrances of any kind.

          "MATERIAL ADVERSE EFFECT" with respect to any person means a material adverse effect on (a) the business, financial condition or results of operations of such person and its subsidiaries, taken as a whole, or (b) the ability of such person to perform its obligations under this Agreement.

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                                                                               2

          "REGISTRATION RIGHTS AGREEMENT" means a registration rights agreement between WTM and the Purchasers dated as of the Closing Date and in the form of Exhibit A hereto.

          "SECURITIES ACT" means the Securities Act of 1933.

                                   ARTICLE II

                                PURCHASE AND SALE

          On the Closing Date, and upon the terms and subject to the conditions herein set forth, WTM agrees to issue and sell to each Purchaser, free and clear of all Liens other than any Excluded Liens, and each Purchaser hereby agrees to purchase and accept from WTM, the number of shares of Securities set forth opposite each Purchaser's name in Schedule I hereto (with respect to each Purchaser, its "ALLOCATED SECURITIES"). Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements of each Purchaser hereunder, WTM shall deliver to each Purchaser on the Closing Date (against payment of the Purchase Price provided for in Article
III) certificates representing the Allocated Securities registered in the name of each Purchaser or a designated affiliate thereof.

                                   ARTICLE III

                                 PURCHASE PRICE

          On the Closing Date, each Purchaser shall pay to WTM the amount set forth opposite such Purchaser's name in Schedule I hereto (with respect to such Purchaser, the "PURCHASE PRICE") for the purchase of its Allocated Securities. The Purchase Price shall be paid in immediately available funds by wire transfer to a bank account designated by WTM.

                                   ARTICLE IV

                                   THE CLOSING

          SECTION 4.01. CLOSING DATE. Upon the terms and subject to the conditions herein set forth, the purchase and sale provided for herein (the "CLOSING") will take place

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                                                                               3

(a) at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019, at 10:00 a.m., New York City time, on the next business day after approval is received from the New York Stock Exchange with respect to the listing of the Common Shares (subject to official notice of issuance) or (b) at such other time, date and place as shall be fixed by agreement among the parties hereto. The date and time of Closing are herein referred to as the "CLOSING DATE".

                                    ARTICLE V

                      REPRESENTATIONS AND WARRANTIES OF WTM

          WTM represents and warrants to each Purchaser as follows:

          SECTION 5.01. AUTHORITY OF SELLER. WTM has been duly formed and is validly existing under the laws of Bermuda. The issuance, sale and delivery by WTM of the Securities has been duly authorized by WTM. Upon issuance and delivery as contemplated by Article II of this Agreement and upon payment therefor as contemplated by Article III of this Agreement, the Securities will have been duly authorized, validly issued, fully paid and nonassessable. This Agreement has been duly and validly executed and delivered by WTM and is the legal, valid and binding obligation of WTM enforceable against WTM in all material respects in accordance with its terms. No action, consent or approval by, or filing with, any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any other regulatory or self-regulatory body (a "GOVERNMENTAL AUTHORITY"), by reason of authority over the affairs of WTM, is required to be made by WTM in connection with the execution and delivery by WTM of this Agreement or the consummation by WTM of the transactions contemplated hereby, other than (a) those which may be required solely by reason of any Purchaser's (as opposed to any other third party's) participation in the transaction contemplated hereby, (b) approval from the New York Stock Exchange of the listing of the Securities, subject to official notice of issuance and (c) such other consents, approvals and filings, the failure of which to obtain would not have a Material Adverse Effect on WTM.

          SECTION 5.02. NO CONFLICTS; NO VIOLATIONS. None of the execution, delivery or performance of this Agreement by WTM will (a) result in any violation of or be in conflict

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with or constitute a default under any term of the constitutive documents of
WTM, (b) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which WTM is a party or by which WTM or its property is bound or
(c) violate any judgment, order, decree, statute, law, rule or regulation applicable to WTM except for in the case of the foregoing clauses (b) and (c), any violation, conflict, breach or default which would not have a Material Adverse Effect on WTM.

          SECTION 5.03. BROKERS. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of WTM.

                                   ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

          Each Purchaser, severally and not jointly, represents and warrants to WTM as follows:

          SECTION 6.01. AUTHORITY OF PURCHASER. Purchaser has been duly formed and is validly existing under the laws of the state or jurisdiction of its incorporation or formation. Purchaser has full right, power and authority to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser enforceable against Purchaser in all material respects in accordance with its terms. No action, consent or approval by, or filing with, any Governmental Authority, by reason of authority over the affairs of Purchaser, is required to be made or obtained by Purchaser in connection with the execution and delivery by Purchaser of this Agreement or the consummation by Purchaser of the transactions contemplated hereby other than such consents, approvals and filings, the failure of which to obtain would not have a Material Adverse Effect on Purchaser. Each Purchaser is an "institutional investor" for purposes of Section 802.64 of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and is eligible for the exemption of such Section 802.64.

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          SECTION 6.02. NO CONFLICTS; NO VIOLATIONS. None of the execution, delivery or performance of this Agreement by Purchaser will (a) result in any violation of or be in conflict with or constitute a default under any term of constitutive documents of Purchaser, (b) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which Purchaser is a party or by which Purchaser or its property is bound or (c) violate any judgment, order, decree, statute, law, rule or regulation applicable to Purchaser, except for in the case of the foregoing clauses (b) and (c), any violation, conflict, breach or default which would not have a Material Adverse Effect on Purchaser.

          SECTION 6.03. INVESTMENT INTENTION; NO RESALES. Purchaser is acquiring the Securities hereunder for investment, solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. Purchaser will not resell, transfer, assign or distribute the Securities except in compliance with this Agreement, the Registration Rights Agreement and the registration requirements of the Securities Act and applicable state securities laws or pursuant to an available exemption therefrom.

          SECTION 6.04. ACCREDITED INVESTOR; ABILITY TO BEAR RISK; EVALUATION OF RISKS. Purchaser is an "ACCREDITED INVESTOR" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act). The financial situation of Purchaser is such that it can afford to bear the economic risk of holding the Securities. Purchaser can afford to suffer the complete loss of its investment in the Securities. The knowledge and experience of Purchaser in financial and business matters is such that it, together with its advisors, is capable of evaluating the risks of the investment in the Securities. Purchaser acknowledges that no representations, express or implied, are being made with respect to WTM, the Securities, or otherwise, other than those expressly set forth herein.

          SECTION 6.05. SECURITIES UNREGISTERED. Purchaser has been advised by WTM that (a) the offer and sale of the Securities have not been registered under the Securities Act and (b) the offering and sale of the Securities is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

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          SECTION 6.06. BROKERS. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Purchaser.

                                   ARTICLE VII

                                   CONDITIONS

          SECTION 7.01. CONDITIONS TO OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser to perform under this Agreement are subject to the satisfaction or waiver by such Purchaser of each of the following conditions:
(a) the delivery to the Purchaser by WTM of its Allocated Securities and a duly executed Registration Rights Agreement, (b) the absence on the Closing Date of any injunction or other order, or statute, rule or regulation, of any Governmental Authority prohibiting the consummation of the sale and purchase of the Securities hereunder, (c) approval from the New York Stock Exchange of the listing of the Securities, subject to official notice of issuance and (d) the representations and warranties of WTM in Article V of this Agreement shall be true and correct in all material respects as of the Closing Date.

          SECTION 7.02. CONDITIONS TO OBLIGATIONS OF WTM. The obligations of WTM to perform under this Agreement are subject to the satisfaction or waiver by WTM of each of the following conditions: (a) the execution and delivery to WTM by each Purchaser of the Registration Rights Agreement, (b) the absence on the Closing Date of any injunction or other order, or statute, rule or regulation, of any Governmental Authority preventing or the prohibiting the consummation of the sale and purchase of the Securities hereunder, (c) approval from the New York Stock Exchange of the listing of the Securities, subject to official notice of issuance and (d) the representations and warranties of each Purchaser in
Article VI of this Agreement shall be true and correct in all material respects as of the Closing Date.

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                                  ARTICLE VIII

                                    AGREEMENT

          SECTION 8.01. REGISTRATION RIGHTS AGREEMENT. WTM and each of the Purchasers hereby agree to duly execute and deliver on the Closing Date the Registration Rights Agreement.

          SECTION 8.02. BEST EFFORTS; FURTHER ACTIONS. Each of WTM and the Purchasers will use its best efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest each Purchaser with full title to the Securities, the proper officers, directors, partners or duly authorized representatives of each party to this Agreement shall take all such necessary action.

          SECTION 8.03. CONSENTS. Each of WTM and the Purchasers will cooperate with each other, and use its best efforts, in filing any necessary applications, reports or other documents with, giving any notices to, and seeking any consents from, all regulatory bodies and all governmental agencies and authorities and all third parties (including, without limitation, any other equityholders) as may be necessary or desirable in connection with the consummation of the transactions contemplated by this Agreement.

          SECTION 8.04. PUBLIC ANNOUNCEMENTS. Each of WTM, the Purchasers, and their respective affiliates, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statement with respect to the sale and purchase of the Securities and the transactions contemplated by this Agreement and shall not issue any press release, disclose the name of any Purchaser or make any such public statement without the advance approval of the other parties following such consultation (such approval not to be unreasonably withheld or delayed), except as may be required by applicable law, court process or by the requirements of any securities exchange.

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                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. AMENDMENT AND WAIVER. This Agreement may not be amended or supplemented except by an instrument in writing signed by each of the Purchasers and WTM. Any term or provision of this Agreement may be waived, but only in writing by the party which is entitled to the benefit thereof. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          SECTION 9.02. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

          SECTION 9.03. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or by telecopy to the parties to this Agreement at the following addresses or at such other address for a party as shall be specified by like notice:

               If to WTM, at:

               White Mountains Insurance Group, Ltd.
               28 Gates Street
               White River Junction, NH 05001
               Attention:  Corporate Secretary
               Telecopy:  (802) 295-4550

               with a copy to:

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               Cravath, Swaine & Moore
               825 Eighth Avenue
               New York, NY 10019
               Attention:  Philip A. Gelston, Esq.
               Telecopy:   (212) 474-3700

               If to the Purchasers, at the appropriate address specified on its signature page.

All such notices and communications shall be deemed to have been received on the date of delivery, on the date that the telecopy is confirmed as having been received or on the third business day in New York after the mailing thereof, as the case may be.

          SECTION 9.04. ASSIGNMENT. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party to this Agreement without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability arising hereunder without such consent shall be void.

          SECTION 9.05. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, written and oral.

          SECTION 9.06. BINDING EFFECT; PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

          SECTION 9.07. EXPENSES, INDEMNIFICATION. (a) Whether or not the purchase and sale of the Securities is consummated, each party hereto shall pay its own fees and expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

          (b) A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other parties for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other parties by reason of the enforcement and protection of its rights under this

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Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

          SECTION 9.08. APPLICABLE LAW AND JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby. Any and all suits, legal actions or proceedings against any party hereto arising out of this Agreement shall be brought in the United States Federal court sitting in the Southern District of New York, or, if such court shall not have jurisdiction, in the Supreme Court of the State of New York sitting in the County of New York, and each party hereby submits to and accepts the exclusive jurisdiction of such courts for the purpose of such suits, legal action or proceedings. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, legal action or proceeding in any such court and hereby further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto agree that service of process in connection with any suit, legal action or proceeding brought hereunder or in connection herewith may be made by any means of service of process permitted by law.

          (b) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement. Each party (i) certifies that no representative, agent or attorney of another party has presented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth in this Section 9.08.

          SECTION 9.09. ARTICLE AND SECTION HEADINGS. The article, section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          SECTION 9.10. TERMINATION. This Agreement may be terminated at any time prior to the Closing by the mutual consent of each of the Purchasers and WTM.

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          SECTION 9.11. SPECIFIC ENFORCEMENT. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of proving actual damage or securing or posting any bond or providing prior notice.

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                                                                              12

          IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first above written.

                                         WHITE MOUNTAINS INSURANCE
                                         GROUP, LTD.,

                                           by

                                              ----------------------------------
                                              Name: Dennis Beaulieu
                                              Title: Corporate
                                              Secretary

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                                                                              13

                                   HIGHFIELDS CAPITAL I LP

                                   By: HIGHFIELDS ASSOCIATES LLC, its General
                                   Partner

                                        by:

                                            ------------------------------
                                            Name: Richard Grubman
                                            Title: Senior Managing Member


                                   HIGHFIELDS CAPITAL II LP

                                   By: HIGHFIELDS ASSOCIATES LLC, its General
                                   Partner

                                        by:

                                            ------------------------------
                                            Name: Richard Grubman
                                            Title: Senior Managing Member


                                   HIGHFIELDS CAPITAL LTD.

                                   By: HIGHFIELDS CAPITAL MANAGEMENT LP, its
                                   Investment Manager

                                        by:

                                            ------------------------------
                                            Name: Richard Grubman
                                            Title: Managing Member of Highfields
                                             GP LLC, General Partner of the
                                             Investment Manager


                                   Address for notices pursuant to Section 9.03 of this Agreement:

                                   Highfields Capital Management LP
                                   200 Clarendon Street
                                   Boston, MA 02116
                                   Attention: Joseph F. Mazzella
                                   Telecopy: (617) 850-7620

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                                                                      SCHEDULE I

                                            NUMBER OF          PURCHASE
NAMES                                     COMMON SHARES         PRICE
-----                                     -------------      ------------
HIGHFIELDS CAPITAL I LP..............         7,700          $  2,271,500

HIGHFIELDS CAPITAL II LP.............        16,510          $  4,870,450

HIGHFIELDS CAPITAL LTD...............        60,535          $ 17,857,825

-------------------------------------------------------------------------

                               Total:        84,745          $ 24,999,775
                                           ========          ============